UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________

                                    FORM 8-k

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    February 4, 2005
                                                    ----------------

                             SBM Certificate Company
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               (Exact Name of Registrant as Specified in Charter)

               Maryland                  811-6268               52-2250397
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     (State of Other Jurisdiction       (Commission            (IRS Employer
           of Incorporation)            File Number)         Identification No.)


7315 WISCONSIN AVE, SUITE 1250 WEST
BETHESDA, MD                                                       20814
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  301-656-4200


5101 RIVER ROAD, SUITE 101
BETHESDA, MD                                                       20816
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
Item 8.01         Other Events.

     On January 31, 2005, SBM Certificate Company (the "Company") and its affiliates relocated their offices to 7315 Wisconsin Avenue, Suite 1250 West, Bethesda, MD 20814.


Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

                  The following exhibit is filed herewith:

                  Exhibit Number

                  99 Press release dated February 4, 2005 announcing SBM Financial Group relocation of offices.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                               SBM Certificate Company
                                               -----------------------
                                                    (Registrant)

Date:    February 4, 2005                      By:  /s/ Eric M. Westbury
         ----------------                           --------------------
                                                    Eric M. Westbury
                                                    Chief Executive Officer


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